1		Exhibit 99.1 THE HONORABLE BETH M. ANDRUS
2 3	IN THE SUPERIOR COURT OF THE STATE OF WASHINGTON IN AND FOR THE COUNTY OF KING
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JOSEPH LOPEZ and GILBERT SOPER, derivatively on behalf of CTI BIOPHARMA CORP.,

                    Plaintiffs,

        v.

PHILLIP M. NUDELMAN, JOHN H. BAUER, VARTAN GREGORIAN, KAREN IGNAGNI, RICHARD L. LOVE, MARY O’NEIL MUNDINGER, FREDERICK W. TELLING, REED V. TUCKSON, JAMES A. BIANCO, and JACK W. SINGER,

                    Defendants,

CTI BIOPHARMA CORP.

                    Nominal Defendant.

CASE NO.: 14-2-18941-9 SEA NOTICE OF PROPOSED SETTLEMENT

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27	NOTICE OF PROPOSED SETTLEMENT CASE NO. 14-2-18941-9 SEA	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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TO:   ALL CURRENT SHAREHOLDERS OF THE COMMON STOCK OF CTI BIOPHARMA CORPORATION (“CTI” OR THE “COMPANY”) AS OF SEPTEMBER 11, 2015 (“CTI SHAREHOLDERS”)

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED SHAREHOLDER DERIVATIVE ACTION (THE “ACTION”) AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

IF YOU HOLD CTI COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THE ACTION AND THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE SETTLING PARTIES.

Notice is hereby provided to you of the proposed settlement (the “Settlement”) of this shareholder derivative lawsuit. This Notice is provided by Order of the Superior Court of the State of Washington in and for the County of King at Seattle (the “Court”). It is not an expression of any opinion by the Court. It is to notify you of the terms of the proposed Settlement, and your rights related thereto.

I.       WHY THE COMPANY HAS ISSUED THIS NOTICE

Your rights may be affected by the settlement of this Action. Plaintiffs Joseph Lopez and Gilbert Soper (“Plaintiffs”) (on behalf of themselves and derivatively on behalf of CTI); Individual Defendants Phillip M. Nudelman, John H. Bauer, Vartan Gregorian, Karen Ignagni, Richard L. Love, Mary O’Neil Mundinger, Frederick W. Telling, Reed V. Tuckson, James A. Bianco, and Jack W. Singer (the “Individual Defendants”); and nominal party CTI (collectively, the “Settling Parties”) have entered into a Stipulation of Settlement (the “Stipulation”) dated September 11, 2015. The Stipulation is intended by the Settling Parties to fully, finally and forever resolve, discharge, and settle the Released Claims against the Released Persons (as defined in Section IV.A.13 and IV.A.14 of the Stipulation), upon and subject to the terms and conditions hereof.

On December 10, 2015, at 4:00 p.m., the Court will hold a hearing (the “Settlement Hearing”) in the Action. The purpose of the Settlement Hearing is to: a) determine whether the terms and conditions of the settlement provided for in the Stipulation are fair, reasonable, adequate, and in the best interests of CTI and CTI Shareholders; and b) consider an Order and Final Judgment (i) approving the settlement in its entirety and according to its terms and dismissing the Action with prejudice, (ii) providing that each of the Settling Parties shall bear its, his or her own costs (unless expressly stated otherwise in the Stipulation), (iii) releasing and enjoining prosecution of any and all Released Claims against Released Persons to be released pursuant to the Stipulation, (iv) approving an award of attorneys’ fees and expenses to Plaintiffs’ Counsel, and (v) approving incentive awards to Plaintiffs.

II.      SUMMARY OF THE ACTION

On July 9, 2014, Plaintiffs, both shareholders of the Company, filed this derivative lawsuit purportedly on behalf of the Company, which is named a nominal defendant, against all current members (and one past member) of the Company’s Board of Directors. The lawsuit alleges that the directors exceeded their authority under the Company’s 2007 Equity Incentive Plan (the “Plan”) and breached their fiduciary duties by improperly granting themselves fully-vested shares of Company common stock, which the Plaintiffs allege were not among the six types of grants authorized by the Plan, and that the Non-Employee Directors were unjustly enriched by these grants. The lawsuit also alleges that from 2011 through 2014, the non-employee members of the Board of Directors granted themselves excessive compensation, and in doing so breached their fiduciary duties and were unjustly enriched.

27	NOTICE OF PROPOSED SETTLEMENT CASE NO. 14-2-18941-9 SEA	-1-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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On September 29, 2014, the Individual Defendants filed a motion to dismiss this action. After complete briefing and oral argument, the Court, on December 5, 2014, denied the motion to dismiss.

On January 12, 2015, Plaintiffs served Plaintiffs’ First Request for the Production of Documents upon Defendants, and, following the entry of a Stipulated Protective Order on April 1, 2015, received documents responsive to these requests, including board minutes and meeting materials.

On January 13, 2015, the Individual Defendants filed an answer to the complaint in this action.

Beginning on December 18, 2014, Plaintiffs, the Company, and the Individual Defendants began discussing the potential resolution of this action by settlement, and these discussions continued through May 13, 2015, at which time the Settling Parties agreed to a settlement and executed a Memorandum of Understanding (“MOU”).

On May 14, 2015, after negotiating the proposed settlement and agreeing on all terms, the Settling Parties commenced discussions and negotiations of a potential attorneys’ fee and expense award for Plaintiffs’ Counsel. At no time prior to May 14, 2015, did Plaintiffs, on the one hand, and CTI or the Individual Defendants, on the other hand, negotiate or even discuss attorneys’ fees and expenses.

On August 12, 2015, after months of negotiation, the Settling Parties reached an agreement, subject to Court approval, whereby the Company agrees to pay or cause to be paid, and the Individual Defendants and Nominal Defendant will not contest, a fees and expenses application up to and including $700,000. The Settling Parties also agreed, subject to Court approval, that CTI and the Individual Defendants will not contest incentive awards of up to and including $7,500 to each Plaintiff to be paid out of any fees and expenses awarded by the Court to Plaintiffs’ Counsel.

III.    TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT

The principal terms, conditions, and other matters that are part of the Settlement, which is subject to approval by the Court, are set forth in the Stipulation and summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation:

A. Rescission. The Company will cancel and the Non-Employee Directors will agree to the rescission of all currently outstanding Company equity awards previously granted to Non-Employee Directors that included performance-based vesting metrics with respect to the following ten performance goals: Tosedostat Phase 3, Tosedostat Approval, Pacritinib Approval, Pacritinib Phase 3, Opaxio NDA Approval, $1 Billion Market Cap Goal, $50 million Annual Sales, $100 million Annual Sales, Cash Flow Break Even for 2 Consecutive Quarters, and FY EPS of $0.30 per share. The settlement does not require rescission of any equity award for officers or employees of the Company or any of its affiliates, or for members of the Board who are employed by the Company or one of its affiliates. For the avoidance of doubt, no awards have been made, and no awards will be made, to Non-Employee Directors with respect to any of the ten performance goals specified above. The settlement does not require the rescission or repayment of any other stock option, stock award or other compensation made to Non-Employee Directors.

B. Compensation Cap. The Company will establish and the current Non-Employee Directors will agree to a limit or cap on the total annual compensation provided by the Company to its Non-Employee Directors for calendar years 2015 and 2016. The annual compensation cap for each Non-Employee Director for each of 2015 and 2016 will be the greater of a) $375,000, plus, as to the Company’s non-employee Chairman, an additional $100,000, or b) the 75th percentile of compensation paid by peer companies to their non-employee directors (or, as to the comparison for the Company’s non-employee Chairman, the 75th percentile of compensation paid by peer companies who have a non-employee director serve as chair of their respective boards of directors to such non-employee director chairs). The peer group for these purposes will be as identified by the Company’s compensation consultant and the peer group comparison will be based on the data provided by the Company’s compensation consultant for the peer group companies based on publicly-available information at the applicable time. For purposes of the limit or cap as well as the peer group comparison, compensation will be determined and measured consistent with the rules under Item 402 of Regulation S-K under the Securities Exchange Act of 1934, as amended

27	NOTICE OF PROPOSED SETTLEMENT CASE NO. 14-2-18941-9 SEA	-2-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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(e.g., in the case of stock options or stock awards, in the year of grant of the award and based upon the grant date fair value of the award). Compensation will not include payment or reimbursement of business expenses, indemnities, or other items not required to be reported as compensation within the meaning of such Item 402.

C. Holding Period. The current Non-Employee Directors will agree to hold (not transfer or sell or encumber in any way) until September 13, 2015 any CTI stock that they currently own and that was awarded to them by CTI during 2011, or at any time after 2011 to May 13, 2015 (the date of the MOU), and that, at the time of the award by CTI, was fully-vested and unrestricted. There will not be a holding period for awards of stock made prior to 2011 or after May 13, 2015 (the date of the MOU), stock owned by virtue of the exercise of options, stock owned through market purchases or other acquisitions, or stock that when awarded was not fully-vested or was otherwise restricted. The current Non-Employee Directors represent that since the commencement of this litigation they have not transferred or sold or encumbered in any way any CTI stock that was awarded to them by CTI from 2011 through the present that, at the time of the award by CTI, was fully-vested and unrestricted.

D. Corporate Governance. The Company will implement, if not already implemented in connection with this settlement, within ninety (90) days after the Court’s Judgment and dismissal of this Action is Final and maintain until at least the end of calendar year 2017 the following:

1. use plain language in the Company’s compensation-related public filings;

2. an annual Board discussion of the Company’s non-employee director compensation philosophy;

3. hire a reputable and experienced compensation consultant, to be reasonably agreed upon by Plaintiffs’ Counsel, to advise the compensation committee of the Board (the “Compensation Committee”) on material decisions concerning non-employee director compensation issues;

4. the compensation consultant will advise the Board annually as to the Company’s non-employee director compensation and compare the Company’s non-employee director compensation program to a group of the Company’s peers;

5. with respect to each stock award to non-employee directors during such period of time, the Compensation Committee will meet with the company’s Legal Department and outside legal counsel advising on executive compensation matters to confirm that in their view the contemplated awards do not materially violate the applicable plan or materially fail to comply with applicable law; and

6. with respect to each stock award to non-employee directors during such period of time, the Compensation Committee and Board will not make an award that the Company’s Legal Department or outside legal counsel advising on executive compensation matters has advised would in their view materially violate the applicable plan or materially fail to comply with applicable law.

E. Releases

1. CTI, Plaintiffs (acting on their own behalf and derivatively on behalf of CTI), and each of CTI’s Shareholders (solely in their capacity as CTI Shareholders) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Claims (including Unknown Claims, as defined in Section IV.A.16 of the Stipulation) against the Released Persons.

2. CTI, Plaintiffs (acting on their own behalf and derivatively on behalf of CTI), and each of CTI’s Shareholders (solely in their capacity as CTI Shareholders) will be forever barred and enjoined from commencing, instituting or prosecuting any of the Released Claims (including Unknown Claims, as defined in Section IV.A.16 of the Stipulation) or any action or other proceeding against any of the Released Persons based on the Released Claims (including Unknown Claims) or any action or proceeding, arising out of, related to, or in connection with, the settlement or resolution of the Action.

3. CTI and the Individual Defendants shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Plaintiffs and their counsel from any and all claims arising out of, relating in any way to, or in connection with the institution, prosecution, settlement or resolution of the Action or the Released Claims.

27	NOTICE OF PROPOSED SETTLEMENT CASE NO. 14-2-18941-9 SEA	-3-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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IV.    PLAINTIFFS’ COUNSEL’S ATTORNEYS’ FEES AND EXPENSES

Subject to Court approval, the Company has agreed that it will not in any way contest a fees and expenses application up to and including $700,000, and agrees to pay or cause to be paid to Plaintiffs’ Counsel the fees and costs awarded by the Court, to the extent not in excess of this amount. CTI and the Individual Defendants agree that Plaintiffs may seek, and they will not in any way contest, Court approval of incentive awards of up to and including $7,500 paid to each Plaintiff out of the fees and expenses awarded by the Court to Plaintiffs’ Counsel.

V.     REASONS FOR THE SETTLEMENT

Counsel for the Settling Parties, and the Settling Parties, believe that the Settlement is in the best interests of the Plaintiffs, CTI and CTI Shareholders.

A.       Why Did Plaintiffs Agree to Settle?

Plaintiffs believe that the claims asserted in this Action have merit. However, Plaintiffs recognize the expense and length of continued proceedings necessary to prosecute this Action against the Individual Defendants through trial and through appeals. Plaintiffs have also taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as this, as well as the difficulties and delays inherent in such litigation. Plaintiffs are also mindful of the inherent problems of proof and possible defenses to the claims asserted by the Individual Defendants. Plaintiffs believe that the Settlement set forth in this Stipulation confers substantial benefits upon CTI and its shareholders. Based on their evaluation, Plaintiffs believe that the settlement set forth in this Stipulation is in the best interests of CTI and its shareholders.

B.        Why Did the Defendants Agree to Settle?

The Individual Defendants have denied, and continue to deny, that they have breached any fiduciary duty, received any excessive compensation, violated the Company’s stock Plan, or committed any violation of federal or state statutory, regulatory or judicially defined laws, and are entering into the settlement and this Stipulation solely because the proposed settlement would eliminate the burden and expense of further litigation. The provisions contained in this Stipulation shall not be deemed or offered or received in evidence as a presumption, a concession, or an admission of any fault, liability, or wrongdoing, and, except as required to enforce this Stipulation and the settlement, they shall not be offered or received in evidence or otherwise used in any other action, whether civil, criminal or administrative. The Defendants have entered into the Stipulation to avoid the continuing additional expense, inconvenience, and distraction of this litigation and to avoid the risks inherent in any lawsuit, and without admitting any wrongdoing or liability whatsoever.

VI.    RIGHT TO ATTEND SETTLEMENT HEARING

Any CTI Shareholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing dates or times without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. CTI SHAREHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION.

VII.  RIGHT TO OBJECT TO THE SETTLEMENT AND PROCEDURES FOR DOING SO

You may have the right to object to any aspect of the Settlement. To do so, you must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures.

A.       You Must Make Detailed Objections in Writing

Any objections must be presented in writing and must contain the following information:

1. Your name, legal address, and telephone number;

2. Proof of being a CTI Shareholder as of September 11, 2015

27	NOTICE OF PROPOSED SETTLEMENT CASE NO. 14-2-18941-9 SEA	-4-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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3. The date(s) you acquired your CTI shares;

4. A statement of your position with respect to the matters to be heard at the Settlement Hearing, including a statement of each objection being made;

5. Notice of whether you intend to appear at the Settlement Hearing (this is not required if you have lodged your written objection with the Court); and

6. Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.

The Court may not consider any objection that does not substantially comply with these requirements.

B.    You Must Timely Deliver Written Objections to the Court AND Counsel for Plaintiffs, CTI and the

        Individual Defendants

YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN NOVEMBER 20, 2015. The Court Clerk’s address is:

Clerk of the Court

King County Superior Court

516 Third Avenue, Room C-203

Seattle, WA 98104

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL AND COUNSEL FOR CTI SO THEY ARE RECEIVED NO LATER THAN NOVEMBER 20, 2015. Counsel’s addresses are:

Counsel for Plaintiffs

Roger M. Townsend

BRESKIN JOHNSON & TOWNSEND, PLLC

1000 Second Avenue, Suite 3670

Seattle, WA 98101

Michael H. Rosner

LEVI & KORSINSKY, LLP

30 Broad Street, 24th Floor

New York, NY 10004

Counsel for Individual Defendants

Barry M. Kaplan

Gregory L. Watts

WILSON SONSINI GOODRICH & ROSATI, P.C.

701 Fifth Avenue, Suite 5100

Seattle, WA 98104-7036

Counsel for Nominal Defendant CTI BioPharma Corp.

Brendan T. Mangan

DAVIS WRIGHT TREMAINE LLP

1201 Third Avenue, Suite 2200

Seattle, WA 98101-3045

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Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court and delivered to Plaintiffs’ Counsel and counsel for CTI and the Individual Defendants.

Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding.

VIII. HOW TO OBTAIN ADDITIONAL INFORMATION

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Actions or the Stipulation.

You may inspect the Stipulation and other papers in the Action at the Court Clerk’s office at any time during regular business hours of each business day. The Clerk’s office is located at the King County Superior Court, 516 Third Avenue, Room C-203, Seattle, WA 98104. However, you must appear in person to inspect these documents. The Clerk’s office will not mail copies to you.

If you have any questions about matters in this Notice you may contact Plaintiffs’ Counsel. PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE.

Dated: September 24, 2015                                                               BY ORDER OF THE COURT

                                                                                                            SUPERIOR COURT OF THE STATE OF

                                                                                                            WASHINGTON IN AND FOR THE

                                                                                                            COUNTY OF KING

27	NOTICE OF PROPOSED SETTLEMENT CASE NO. 14-2-18941-9 SEA	-6-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699